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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The Bon-Ton Stores, Inc.:

As independent public accountants, we hereby consent to the incorporation of our reports dated March 4, 1998 included in or incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements, Registration Nos. 33-43105, 33-51954, 333-36633, 333-36661 and 333-36725.


                                                /s/ Arthur Andersen LLP

Philadelphia
April 27, 1998